UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-22223
Robeco-Sage Multi-Strategy Master Fund, L.L.C.
(Exact name of registrant as specified in charter)

909 Third Avenue
32nd Floor
New York, NY 10022
(Address of principal executive offices) (Zip code)
SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-242-5742
Date of fiscal year end: March 31, 2011
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
ROBECO-SAGE MULTI-STRATEGY MASTER FUND, L.L.C.
Financial Statements
For the year ended March 31, 2011

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Table of Contents
Financial Statements:

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Members’ Capital	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Notes to the Consolidated Financial Statements	10
Managers and Officers of the Fund (unaudited)	26
The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission’s website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Managers and
Members of Robeco-Sage Multi-Strategy Master Fund, L.L.C
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Robeco-Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2011 and the related consolidated statements of operations and cash flows for the year then ended (consolidation occurred October 20, 2010), and consolidated statement of changes in members’ capital for each of the two years in the period then ended and consolidated financial highlights for each of the two years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2011, by correspondence with the custodian and portfolio funds. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and consolidated financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and financial highlights for each of the two years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.
New York, New York
May 26, 2011

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments
March 31, 2011

			%* of
			Members’
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emerging Markets Fund, L.P.	$3,450,000	$3,506,009	3.04%	Quarterly
Clovis Capital Partners Institutional, L.P.	4,100,000	4,339,178	3.76%	Quarterly
Cobalt Partners L.P.	4,000,000	4,455,927	3.86%	Semi-Annually
Criterion Horizons Fund, L.P.	3,356,383	4,417,393	3.82%	Quarterly
Henderson Asia Pacific Absolute Return Fund Ltd.	2,800,000	2,799,054	2.42%	Monthly
Highbridge Long/Short Equity Fund, L.P.	3,850,000	4,105,867	3.55%	Quarterly
Highline Capital Partners QP, L.P.	2,177,264	2,516,296	2.18%	Quarterly
Kylin Fund, L.P.	3,750,000	4,034,319	3.49%	Quarterly
Pennant Windward Fund, Ltd.	3,750,000	4,526,057	3.92%	Quarterly
PFM Diversified Fund, L.P.	4,027,927	4,687,026	4.06%	Quarterly

Total Long/Short Equity	35,261,574	39,387,126	34.10%

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (continued)
March 31, 2011

			%* of
			Members’
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$1,857,329	$2,207,160	1.91%	Monthly
BHR Offshore Fund, Ltd.	2,550,000	3,037,094	2.63%	Quarterly
Elliott International, Ltd.	3,000,000	4,056,230	3.51%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	3,700,000	3,724,414	3.22%	Quarterly
Eton Park Fund, L.P.	1,139,347	1,655,151	1.43%	Annually
Fir Tree Value Fund, L.P.	3,701,296	4,063,759	3.52%	Quarterly
Luxor Capital Partners Offshore, Ltd.	3,700,000	3,792,583	3.28%	Quarterly
Magnetar Capital Fund, L.P.(2)	466,539	390,100	0.34%	†
Montrica Global Opportunities Fund, L.P.(2)	160,327	123,055	0.11%	‡
Octavian Global Fund, L.P.	524,238	356,309	0.31%	‡
Owl Creek II L.P.	3,500,000	3,733,990	3.23%	Quarterly
Silver Point Capital Fund, L.P.(2)	329,965	401,542	0.35%	‡
Taconic Opportunity Fund, L.P.(2)	34,187	36,453	0.03%	‡
York European Opportunities Fund, L.P.	2,550,000	2,651,835	2.30%	Quarterly

Total Event Driven	27,213,228	30,229,675	26.17%

Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	2,146,427	2,596,963	2.25%	Monthly
Brevan Howard Fund, Ltd.	1,536,424	1,848,560	1.60%	Monthly
GLG Emerging Markets Fund	2,800,000	2,814,350	2.44%	Monthly
WCG Offshore Fund, Ltd.	2,950,000	3,012,022	2.60%	Quarterly
Wexford Spectrum Fund I, L.P.(2)	20,935	24,540	0.03%	‡
Woodbine Capital Fund, Ltd.	3,450,000	3,567,108	3.09%	Quarterly

Total Macro	12,903,786	13,863,543	12.01%

Distressed:
Anchorage Capital Partners, L.P.	1,612,665	2,385,702	2.07%	Annually
Credit Distressed Blue Line Fund L.P.	1,687,500	1,997,761	1.73%	Quarterly
Greywolf Capital Partners II, L.P.(2)	19,791	11,095	0.01%	‡
Redwood Domestic Fund, L.P.(2)	44,188	60,289	0.05%	‡
Redwood Offshore Fund, Ltd.	2,955,812	4,661,173	4.03%	Bi-Annually
York Credit Opportunities Fund, L.P.	2,250,000	2,923,906	2.53%	Semi-Annually

Total Distressed	8,569,956	12,039,926	10.42%

Fixed Income Relative Value:
Pelagus Capital Fund Inc.	2,750,000	2,918,337	2.52%	Monthly
QFR Victoria Fund, Ltd.	2,600,000	2,527,158	2.19%	Quarterly
The Drake Absolute Return Fund, L.P.	120,541	90,851	0.08%	†

Total Fixed Income Relative Value	5,470,541	5,536,346	4.79%

Convertible Arbitrage:
Linden Investors, L.P.	3,900,000	4,243,421	3.67%	Quarterly

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Schedule of Investments (concluded)
March 31, 2011

			%* of
			Members’
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus SPV, LLC(2)	$3,087,966	$2,640,656	2.29%	†
Dune Capital, L.P.(2)	180,443	111,904	0.10%	†
Sorin Offshore Fund, Ltd.	20,204	25,581	0.02%	†

Total Structured Credit	3,288,613	2,778,141	2.41%

Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.(2)	134,135	124,748	0.11%	‡
Broad Peak Fund, Ltd.	1,393,562	1,244,029	1.08%	Quarterly

Total Multi-Strategy Relative Value	1,527,697	1,368,777	1.19%

Fundamental Market Neutral:
Level Global L.P.	25,500	25,551	0.02%	†

Total Portfolio Funds	98,160,895	109,472,506	94.78%

Cash & Cash Equivalents:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%(1)	1,093,276	1,093,276	0.95%	Daily

Total Investments	$99,254,171	$110,565,782	95.73%

*	Percentages are based on Members’ Capital at the end of the year of $115,500,577.

**	Liquidity terms shown apply after initial lock-up provisions. See Notes 10.B and 12 for a description of initial lock-up provisions.

†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.

‡	The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. See Note 10.D for additional information on side pockets. Final distribution dates cannot be estimated.

(1)	The rate shown is the 7-day effective yield as of March 31, 2011.

(2)	Portfolio Fund is held by Robeco-Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 3 for additional information.
At March 31, 2011, the aggregate cost of investments for tax purposes was $98,160.895. Net unrealized appreciation on investments for tax purposes was $11,311,611 consisting of $12,380,194 of gross unrealized appreciation and ($1,068,583) of gross unrealized depreciation.
The investments in Portfolio Funds shown above, representing 94.78% of Members’ Capital have been fair valued as described in Note 2.B.
The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Portfolio Funds, at fair value (cost $98,160,895)	$109,472,506
Fund investments made in advance	11,000,000
Receivable from Portfolio Funds	7,208,629
Cash and cash equivalents	1,340,942
Other assets	10,982

Total assets	129,033,059

Liabilities
Capital contributions received in advance	7,610,000
Redemptions payable	5,500,000
Advisory fee payable	214,296
Professional fee payable	128,944
Deferred income tax payable	66,957
Administration fee payable	10,785
Board of Managers’ fees payable	1,500

Total liabilities	13,532,482

Net Assets	$115,500,577

Members’ Capital
Net capital	$98,115,475
Accumulated net investment loss	(2,361,586)
Accumulated net realized loss on Portfolio Funds	(2,644,003)
Net unrealized appreciation on investments in Portfolio Funds	22,390,691

Members’ Capital	$115,500,577

The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Operations
For the year ended March 31, 2011

Investment Income
Interest	$745

Total investment income	745

Expenses
Advisory fee	738,229
Professional fees	310,824
Administration fee	107,320
Line of credit fee	68,486
Tax fee	66,957
Custody fee	9,843
Board of Managers’ fees	6,000
Other expenses	48,468

Total expenses	1,356,127

Net Investment Loss	(1,355,382)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	477,770
Net Change in Unrealized Appreciation on Investments in Portfolio Funds	5,402,044

Net Realized and Unrealized Gains	5,879,814

Net Increase in Members’ Capital derived from Investment Activities	$4,524,432

The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statements of Changes in Members’ Capital

	For the year	For the year
	ended	ended
	March 31, 2011	March 31, 2010
From Investment Activities
Net investment loss*	$(1,355,382)	$(644,179)

Net realized gain/(loss) on investments in Portfolio Funds	477,770	(1,462,999)
Net change in unrealized appreciation on investments in Portfolio Funds	5,402,044	13,479,862

Net realized and unrealized gains	5,879,814	12,016,863

Net increase in Members’ Capital derived from investment activities	4,524,432	11,372,684

Members’ Capital Transactions
Sales of Units	41,056,791	22,148,000
Redemptions of Units/Interests	(20,511,000)	(27,490,000)

	20,545,791	(5,342,000)

Net Increase in Members’ Capital	25,070,223	6,030,684
Members’ Capital at Beginning of Year	90,430,354	84,399,670

Members’ Capital at End of Year	$115,500,577	$90,430,354

Accumulated Net Investment Loss	$(2,361,586)	$(1,006,204)

*	Investment income less net expenses.
The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows Used in Operating Activities
Net increase in Members’ Capital derived from investment activities	$4,524,432
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to cash used in operating activities:
Purchases of Portfolio Funds	(50,050,000)
Sales of Portfolio Funds	31,912,502
Net change in unrealized appreciation on investments in Portfolio Funds	(5,402,044)
Net realized gain on investments in Portfolio Funds	(477,770)
Increase in receivable from Portfolio Funds	(4,728,168)
Increase in fund investments made in advance	(6,150,000)
Increase in other assets	(10,982)
Increase in advisory fee payable	48,363
Decrease in administration fee payable	(13,946)
Increase in deferred income tax payable	66,957
Increase in professional fees payable	13,626
Decrease in other accrued expenses	(18,460)

Net cash used in operating activities	(30,285,490)

Cash Flows from Financing Activities
Proceeds from sales of Units	41,037,000
Proceeds from sales of Units received in advance	7,610,000
Redemptions of Units	(15,011,000)
Payments of prior year redemptions of Units	(4,800,000)
Line of credit borrowings	2,230,000
Line of credit repayments	(2,230,000)

Net cash provided by financing activities	28,836,000

Net decrease in cash and cash equivalents	(1,449,490)
Cash and cash equivalents, beginning of year	2,790,432

Cash and cash equivalents, end of year	$1,340,942

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$5,500,000

Contribution of units paid with Investment Funds from Robeco-Sage Multi-Strategy Fund, LLC	$19,791

The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Consolidated Financial Highlights

				For the period
				January 1, 2009
	For the	For the		(commencement of
	year ended	year ended		operations) through
	March 31, 2011	March 31, 2010		March 31, 2009
Total Return	4.43%	14.17%		1.86	%(1)

Net assets, end of period (000’s)	$115,501	$90,430		$84,400

Ratios to Average Net Assets
Expenses(2)	1.37%	1.42	%(5)	1.77	%(3)

Net investment loss	-1.37%	-0.74%		-1.77	%(3)

Portfolio turnover rate	34.13%	32.12%		12.70	%(4)

(1)	Total return is for the period indicated and has not been annualized.

(2)	Expenses of Portfolio Funds are not included in the expense ratio.

(3)	Annualized.

(4)	Not annualized.

(5)	Percentage is after the management fee waiver. The Adviser voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 — September 11, 2009 (equal to 0.02% of average net assets).

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.
The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements
March 31, 2011
1. Principles of Consolidation
The accompanying financial statements include the accounts of Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Robeco-Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”). All the significant intercompany balances and transactions have been eliminated in consolidation.
2. Organization
The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Multi-Strategy Fund, L.L.C. and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. (the “Feeder Funds” or “Members”), invest substantially all of their assets.
The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2011, Robeco-Sage Multi-Strategy Fund, L.L.C. and Robeco-Sage Multi-Strategy Institutional Fund, L.L.C. hold 88.23% and 11.77%, ownership interests, respectively, in the Master Fund.
Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the “Board”) will become members of the Master Fund.
For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year is the taxable year of the Master Fund.
The Master Fund received its initial investment and commenced operations on January 1, 2009.
3. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
3. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions
The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.
Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.
Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.
The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.
Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.
The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
3. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (continued)
hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Investment Adviser determines that the net asset value is deemed to be not reflective of fair value.
The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and
• Level 3 — Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
3. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (continued)
The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Long/Short Equity	$—	$28,654,663	$10,732,463	$39,387,126
Event Driven	—	8,842,996	21,386,679	30,229,675
Macro	—	8,615,623	5,247,920	13,863,543
Distressed	—	4,250,549	7,789,377	12,039,926
Fixed Income Relative Value	—	2,918,337	2,618,009	5,536,346
Convertible Arbitrage	—	1,060,855	3,182,566	4,243,421
Structured Credit	—	—	2,778,141	2,778,141
Multi-Strategy Relative Value	—	622,014	746,763	1,368,777
Fundamental Market Neutral	—	—	25,551	25,551

Total investments by investment strategy	—	54,965,037	54,507,469	109,472,506

Cash & Cash Equivalents	1,093,276	—	—	1,093,276

Total	$1,093,276	$54,965,037	$54,507,469	$110,565,782

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Change in
			unrealized		Net transfers
	Balance as of	Realized	appreciation/	Net purchases/	in/(out) of	Balance as of
Investments by Investment Strategy	3/31/10	gain/(loss)	(depreciation)	(sales)	Level 3	3/31/11

Long/Short Equity	$5,387,267	$40,089	$543,690	$7,759,911	$(2,998,494)	$10,732,463
Event Driven	12,057,675	308,580	1,242,401	10,663,306	(2,850,149)	21,421,813
Macro	3,965,927	1,645	20,566	3,540,602	(2,280,820)	5,247,920
Distressed	7,860,519	103,420	1,278,966	603,871	(2,057,399)	7,789,377
Fixed Income Relative Value	82,107	(1,723)	(58,477)	2,596,102	—	2,618,009
Convertible Arbitrage	—	—	257,566	2,925,000	—	3,182,566
Structured Credit	3,019,362	(1,882,226)	2,144,989	(503,984)	—	2,778,141
Multi-Strategy Relative Value	3,460,494	(349,462)	127,433	(1,907,773)	(583,929)	746,763
Fundamental Market Neutral	484,795	15,731	15,364	(502,731)	12,392	25,551
Credit	85,816	(11,631)	44,044	(118,229)	—	—

Total	$36,403,962	$(1,775,577)	$5,616,542	$25,056,075	$(10,758,399)	$54,542,603

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
3. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (concluded)

The amount of gains/(losses) included in
gain/(loss) attributable to the change in
unrealized gains/ (losses) relating to assets
still held at 3/31/11
Long/Short Equity	$551,989
Event Driven	2,043,540
Macro	1,472,743
Distressed	1,266,397
Fixed Income Relative Value	(58,599)
Convertible Arbitrage	257,566
Structured Credit	331,245
Multi-Strategy Relative Value	(131,090)
Fundamental Market Neutral	14,641

$5,748,432

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the period ended March 31, 2011.
C. Income Taxes
ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.
For the current year only, the Master Fund changed its tax year end to November 30, 2010. For the tax year-ended November 30, 2010, and for the preceding tax year ended December 31, 2009, which remains subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year the Master Fund did not incur any interest or penalties.
As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and States purposes through the establishment of a deferred tax asset or liability. Deferred income taxes result from temporary differences in reporting

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
3. Significant Accounting Policies (continued)
C. Income Taxes (concluded)
transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds and are included in the Master Fund’s Consolidated Statement of Assets and Liabilities.
Prior to December 1, 2010, the Master Fund was treated as a partnership for Federal tax purposes. As of that date, the Master Fund changed its tax year end to October 31 and elected to be taxed as a corporation for Federal tax purposes and began operating in a manner to qualify as a “regulated investment company” under Subchapter M of the Code (the “Tax Transition”). As a regulated investment company under Subchapter M of the Code, each year that the Master Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Master Fund were made in connection with the Master Fund’s tax treatment. Following the Tax Transition, the Master Fund’s tax reporting to Members is made on IRS Form 1099 instead of Schedule K-1.
D. Distribution Policy
Because the Master Fund’s tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.
The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code. Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions.
E. Distributions from Portfolio Funds
Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
3. Significant Accounting Policies (concluded)
F. Cash and Cash Equivalents
The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.
4. Related Party Transactions and Other
Related Parties
Robeco Investment Management, Inc. (the “Adviser”) serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. (“Robeco”) and is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.
In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $214,296.
Cooperatieve Centrale Raiffeissen — Boerenleen Bank B.A. (“Rabobank”), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.
Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.
On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company. The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund’s investments.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
4. Related Party Transactions and Other (concluded)
Other
SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.
SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.
5. Fund Expenses
The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.
The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% — 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
5. Fund Expenses (concluded)
management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.
Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.
6. Members’ Capital
Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	77,755
Units issued	34,785
Units redeemed	(17,439)

Units outstanding at end of year	95,101

7. Borrowings
The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.
The Master Fund has established a line of credit agreement with Societe Generale as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on June 30, 2010, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 2.15%. The line of credit limit is $5,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 1.15% per annum. At March 31, 2011, the Master Fund had no outstanding borrowings. During the year ended March 31, 2011, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily	Maximum Daily	Weighted Average	Number of Days Borrowings
Loan Balance*	Loan Outstanding	Interest Rate	Were Outstanding
$1,373,692	$2,000,000	2.44%	65

*	For the days borrowings were outstanding.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
8. Net Asset Valuation
The Master Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.
9. Indemnifications
In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.
10. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.
11. Concentration of Risk
The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.
The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:
A. Illiquid Investments
The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
11. Concentration of Risk (concluded)
B. Liquidity
The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.
C. Credit Risk
The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.
D. Side Pockets
The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.
12. Investment Transactions
For the year ended March 31, 2011, the Master Fund had purchases of investments of $50,050,000 and sales of investments of $31,912,502.
13. Investments
As of March 31, 2011, the Master Fund had investments in forty six Portfolio Funds, none of which were related parties.
The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
13. Investments (continued)
nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.
Portfolio Funds’ Investment Strategies and Liquidity:
Long/Short Equity
In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers’ stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 65 days. Portfolio Funds representing approximately 3% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets. Investments representing approximately 16% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from nine to twelve months at March 31, 2011. Investments representing approximately 1% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for this investment is nine months at March 31, 2011. Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemptions in the first twelve months after acquisition and have redemption penalty in the second twelve months of investment. The remaining restriction period for these investments ranges from twelve to twenty-two months at March 31, 2011.
Event-Driven
Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mis-pricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
13. Investments (continued)
Portfolio Funds’ Investment Strategies and Liquidity (continued):
Event-Driven (concluded)
managers who take controlling stakes in companies and force the “event” internally. Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010. A Portfolio Fund permits redemptions upon the payment of a redemption penalty of 3%, unless the investment is redeemed on its investment anniversary. Approximately 13% of the assets in this category are subject to these redemption restrictions. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% to 6%. Investments representing approximately 22% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments ranges from five to eleven months at March 31, 2011. Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing approximately 37% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Investments representing approximately 20% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from eleven to twenty-one months at March 31, 2011.
Macro
Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period. Approximately 32% of the assets in this category are subject to these redemption restrictions. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%. Investments representing approximately 8% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments ranges from three to twelve months at March 31, 2011. Portfolio Funds representing approximately 5% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from three to five months at March 31, 2011.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
13. Investments (continued)
Portfolio Funds’ Investment Strategies and Liquidity (continued):
Distressed
These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy. Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%. Investments representing approximately 4% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments is four months at March 31, 2011. Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing approximately 17% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing approximately 24% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis.
Fixed Income Relative Value
Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company’s capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings. A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May 30, 2008. The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. A Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 1% to 4%. This investment represents approximately 46% of the value of the investments in this category and is subject to these penalties. The remaining redemption penalty period for this investment is ten months at March 31, 2011. The investments in this category as of March 31, 2011 are not under initial lock-ups that would prevent redemptions by the Master Fund.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (continued)
13. Investments (continued)
Portfolio Funds’ Investment Strategies and Liquidity (continued):
Convertible Arbitrage
In Convertible Arbitrage funds, Portfolio Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Managers may also seek to hedge interest rate exposure. Most Portfolio Managers employ some degree of leverage. The Investment Funds can be run with a directional bias or as market neutral. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Fund in this category allows the Fund to redeem 25% of its balance on a quarterly basis.
Structured Credit
Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company’s assets. The Portfolio Manager is usually the “lender of last resort” and will lend at terms that are beneficial to the Portfolio Fund. The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.
Multi-Strategy Relative Value
In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions. Other than the remaining side pocket position, the Portfolio Fund in this category has a redemption notice period of 45 days and allows the Master Fund to redeem 25% of its balance on a quarterly basis. The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.
Fundamental Market Neutral
Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk. Portfolio Funds in this category are typically exposed,

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Notes to the Consolidated Financial Statements (concluded)
13. Investments (concluded)
Portfolio Funds’ Investment Strategies and Liquidity (concluded):
Fundamental Market Neutral (concluded)

through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The remaining investment in this category is held in a reserve. The final distribution date cannot be determined.
14. Tender Offer
On May 23, 2011, the Master Fund offered to purchase up to $13,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2011. As of the date of these financial statements, no tender requests have been received.
15. Subsequent Events
Subsequent to year end through May 26, 2011, the Master Fund received $12,985,000 of subscriptions.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

			NUMBER
	TERM OF		OF FUNDS	PRESENT OR
	OFFICE		IN FUND	PAST (WITHIN 5
	AND		COMPLEX	YEARS) OTHER
NAME, AGE, and	LENGTH		OVERSEEN	DIRECTORSHIPS
POSITION WITH	OF TIME	PRINCIPAL OCCUPATION	BY	HELD BY
THE FUND	SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS

Disinterested Managers

Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi- Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 63 Manager c/o Robeco-Sage Multi- Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150- year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall’s Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.

David C. Reed, 60 Manager c/o Robeco-Sage Multi- Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co- founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank

Interested Manager*

Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi- Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/ Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 — present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

Robeco-Sage Multi-Strategy Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NUMBER
	TERM OF		OF FUNDS	PRESENT OR
	OFFICE		IN FUND	PAST (WITHIN 5
	AND		COMPLEX	YEARS) OTHER
NAME, AGE, and	LENGTH		OVERSEEN	DIRECTORSHIPS
POSITION WITH	OF TIME	PRINCIPAL OCCUPATION	BY	HELD BY
THE FUND	SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS

Officers who are not Managers

Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi- Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008—present). He is also the Chief Financial Officer of Robeco Securities (June 2005— present).	N/A	N/A

Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi- Strategy Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 — present).	N/A	N/A

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2011, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is David Reed. Mr. Reed is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Anchin, Block & Anchin LLP (“Anchin”) related to Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the “Fund”).
Anchin billed the Fund aggregate fees for services rendered to the Fund for the fiscal years ended March 31, 2011 and 2010 as follows:

		2011			2010
			All fees and	All other fees		All fees and	All other fees
			services to	and services to		services to	and services to
		All fees and	service	service	All fees and	service	service
		services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
		Fund that were	were pre-	did not require	Fund that were	were pre-	did not require
		pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a)	Audit Fees(1)	$59,500	N/A	N/A	$54,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees(2)	$103,837	N/A	N/A	$35,000	N/A	N/A
(d)	All Other Fees(3)	$0	N/A	N/A	$2,500	N/A	N/A

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax fees for the year-ended March 31, 2011 include amounts related to the preparation of the registrant’s tax filings and of the Schedule K-1s for members of the registrant for the period January 1, 2010 to November 30, 2010 and for advice in conversion to a regulated investment company under Subchapter M of the U.S Internal Revenue Code of 1986, as amended (“Subchapter M”) and for testing compliance with the requirements of Subchapter M for the period December 1, 2010 to March 31, 2011. Tax fees for the year-ended March 31, 2010 include amounts related to the preparation of the registrant’s tax filings and of the Schedule K-1s for members of the registrant.

(3)	Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1)	The registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2011, were $0 and $0, respectively.

The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2010, were $0 and $0, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Robeco-Sage division of Robeco Investment Management, Inc. (the “Adviser”) provides investment advisory services to private investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.
The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.
The Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policies”). The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner, while the Compliance Committee is responsible for monitoring the effectiveness of the Policies. (See Section IV. “Procedures for Proxies”.)
The Policies attempt to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interests of its fund to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Committee.
I.	General Policy
The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, “proxies”) in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:
–	the impact on the value of the returns of the Fund;

–	the attraction of additional capital to the Fund;

–	alignment of Management’s (as defined below) interests with Fund Owners’ (as defined below) interests, including establishing appropriate incentives for Management;

–	the costs associated with the proxy;

–	impact on redemption or withdrawal rights;

–	the continued or increased availability of portfolio information; and

–	industry and business practices.
II.	Specific Policies
A.	Routine Matters
Routine matters are typically proposed by Management of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

For routine matters, the Adviser will vote in accordance with the recommendation of the Fund’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the fund.

The Adviser will generally vote for the following proposals:
To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
To elect or re-elect Board members.
To appoint or elect auditors.
To set time and location of annual meeting.
To establish a master/feeder structure without a significant increase in fees or expenses.
To change the fiscal year or term of the Fund.
To change the name of the Fund.
B.	Non-Routine Matters
Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.
1. Structure, Management and Investment Authority
On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.
a. Approval or Renewal of Investment Advisory Agreements
i. proposed and current fee schedules
ii. performance history of the Fund
iii. continuation of management talent
iv. alignment of interests between Management and Owners
b. Termination or Liquidation of the Fund
i. terms of liquidation
ii. past performance of the Fund
iii. strategies employed to save the Fund
c. Increases in Fees or Expenses
i. comparison to industry standards
ii. potential impact on the value of the returns of the Fund
iii. retention of management talent
2. Share Classes and Voting Rights
Unless exceptional circumstances exist, the Adviser will vote against the following proposals:
a. To establish a class or classes with terms that may disadvantage other classes.
b. To introduce unequal voting rights.

c. To change the amendment provisions of an entity by removing investor approval requirements.
C.	All Other Matters
All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.
D.	Abstaining from Voting or Affirmatively Not Voting
The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.
III.	Conflicts of Interest

At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:
A.	if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

C.	if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.	if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.
IV.	Procedures for Proxies

The Investment Committee will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted by the Investment Committee in accordance with the Policies.

Any proxies that are not clearly “routine” will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Head of Operations & Administration for submission to the company. Upon receipt of an executed proxy, the Head of Operations & Administration will update the fund’s proxy voting record. The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner. The Compliance Committee is responsible for monitoring the effectiveness of the Policies.

In the event the Adviser determines that the fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The Head of Operations & Administration will execute the proxy in accordance with such third party’s or committee’s decision.
V.	Record of Proxy Voting

The Head of Operations & Administration will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Head of Operations & Administration will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Adviser will maintain a record of each written request from an investor in a fund for proxy voting information and the Adviser’s written response to any request (oral or written) from an investor in a fund for proxy voting information.

The Head of Operations & Administration will maintain such records in its offices for two years and for an additional three years in an easily accessible place.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) Portfolio Managers
The day-to-day management of the Fund’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Fund are made with the oversight of the Adviser’s Investment Committee, comprised of Mr. Platkin, Andrew Rudolph, Jill Schurtz, Glenn Sloat and Mr. Wolf.
Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.
Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.
Andrew Rudolph, Senior Vice President. Mr. Rudolph is Robeco-Sage’s Sector Head for Long/Short Equity strategies and is a member of the Investment Committee. He joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for

Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.
Jill Schurtz, Chief Executive Officer. Ms. Schurtz is Robeco-Sage’s Chief Executive Officer and is a member of the Investment Committee. She joined Robeco-Sage in early 2008 and served as the firm’s Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm’s offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.
Glenn Sloat, Director of Operational Due Diligence and Principal of the Robeco-Sage division of the Adviser. Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm’s dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company where he became an Assistant Vice President in the firm’s Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University’s Stern School of Business.
Mr. Sloat is a member of the Investment Committee.
Darren S. Wolf, CFA, Head of Research and Managing Director of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the research team. He is involved in all facets of the manager research and due diligence process and was instrumental in establishing and implementing many of the quantitative and qualitative research tools that are in place today. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he earned a Bachelor of Science in Finance and earned a minor degree in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has nine years of investment experience.
Mr. Wolf is a member of the Investment Committee
(a)(2) Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2011.

	Registered Investment		Pooled Investment Vehicles
	Companies Managed by		Managed		Other Accounts Managed
Name of Fund’s Portfolio	the Portfolio Manager		by the Portfolio Manager		by the Portfolio Manager
Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	9	$189,846,730	7	$928,627,978	3	$144,251,777
Andrew Rudolph	9	$189,846,730	7	$928,627,978	3	$144,251,777
Jill Schurtz	9	$189,846,730	7	$928,627,978	3	$144,251,777
Glenn Sloat	9	$189,846,730	7	$928,627,978	3	$144,251,777
Darren S. Wolf	9	$189,846,730	7	$928,627,978	3	$144,251,777

	Registered Investment		Pooled Investment Vehicles
	Companies Managed by the		Managed		Other Accounts Managed
	Portfolio Manager		by the Portfolio Manager		by the Portfolio Manager
	Number	Total Assets	Number	Total Assets	Number	Total Assets
	with	with	with	with	with	with
Name of Fund’s Portfolio	Performance	Performance-	Performance	Performance-	Performance	Performance
Manager	-Based Fees	Based Fees	-Based Fees	Based Fees	-Based Fees	-Based Fees
Paul S. Platkin	2	$36,856,758	3	$85,548,676	1	$95,060,757
Andrew Rudolph	2	$36,856,758	3	$85,548,676	1	$95,060,757
Jill Schurtz	2	$36,856,758	3	$85,548,676	1	$95,060,757
Glenn Sloat	2	$36,856,758	3	$85,548,676	1	$95,060,757
Darren S. Wolf	2	$36,856,758	3	$85,548,676	1	$95,060,757
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.
The Adviser is also the investment manager for other investment vehicles (the “Other Vehicles”). The Other Vehicles may invest in the same private investment funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) as the Fund. As a result, the Other Vehicles may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.
(a)(3) Compensation
Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.
(a)(4) Fund Ownership
The following table sets forth the dollar range of units beneficially owned by the portfolio managers as of March 31, 2011.

Portfolio Manager	Dollar Range
Paul S. Platkin	None
Andrew Rudolph	None
Jill Schurtz	None
Glenn Sloat	None
Darren S. Wolf	None
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Robeco-Sage Multi-Strategy Master Fund, L.L.C.

By (Signature and Title)*	/s/ Timothy J. Stewart Timothy J. Stewart
Chief Executive Officer

Date: June 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy J. Stewart Timothy J. Stewart
Chief Executive Officer

Date: June 9, 2011

By (Signature and Title)*	/s/ Matthew J. Davis Matthew J. Davis
Chief Financial Officer

Date: June 9, 2011

*	Print the name and title of each signing officer under his or her signature.